ADVANCED SERIES TRUST

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Growth Portfolio

Supplement dated June 1, 2022
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio and AST MFS Growth Portfolio (each a Target Portfolio and collectively, the Target Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of each Target Portfolio held on May 31, 2022, shareholders of each of the Target Portfolios approved the reorganization of such Target Portfolio into the AST T. Rowe Price Large-Cap Growth Portfolio (the Acquiring Portfolio), also a series of the Trust.

 Pursuant to each reorganization, the assets and liabilities of each Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the reorganizations. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in each reorganization will be equal in value to the applicable Target Portfolio shares held by such shareholders immediately prior to the applicable reorganization. It is expected that the reorganizations will each be completed on or about June 13, 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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